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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):     JUNE 30, 2001


                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)



            DELAWARE                   333-74901               25-1824148
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
incorporation  or organization)         Number)           Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                          18929
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000


         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending June 30, 2001, payment date July 13, 2001

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending June 30, 2001, payment date July 13, 2001

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending June 30, 2001, payment date July 16, 2001

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending June 30, 2001, payment date July 12, 2001

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending June 30, 2001, payment date July 11, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DVI Receivables Corp. VIII
                                             ----------------------------
                                                     (Registrant)



Dated:  July 20, 2001                    By: /s/ Steven R. Garfinkel
                                             ----------------------------
                                              Steven R. Garfinkel
                                             Executive Vice President and
                                             Chief Financial Officer


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